Exhibit 10.9

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “***”. A COMPLETE VERSION OF THE EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

AMENDMENT #2

TO AMENDED AND RESTATED DEVELOPMENT,

LICENSE AND SUPPLY AGREEMENT

This Amendment # 2 effective as of the last date on the signature page hereof (“Effective Date”), by and between CIMA LABS INC. (“CIMA”) and Alamo Pharmaceuticals, LLC (“ALAMO”) amends and supplements that certain Amended and Restated Development, License and Supply Agreement between CIMA and ALAMO dated August 22, 2005, as amended by that Amendment #1 to Amended And Restated Development, License and Supply Agreement effective October 19, 2005 (collectively, the “Agreement”).

WHEREAS, CIMA is currently developing a 12.5 mg orally disintegrating tablet dose of the Product for ALAMO, using CIMA’s DuraSolv® technology, under the terms of the Agreement;

WHEREAS, ALAMO and CIMA agree that such 12.5 mg orally disintegrating tablet dose should be added to the definition of the Agreement for purposes of commercialization;

NOW, THEREFORE, the parties hereby agree to amend the Agreement as follows:

1.	Except as expressly defined herein, all capitalized terms shall have the meanings set forth in the Agreement.

2.	The definition of “Product” in Section 1 of the Agreement shall be deleted in its entirety and replaced with the following:

“Product” shall mean a pharmaceutical product containing (i) 12.5 mg, 25 mg, 50 mg, or 100 mg of API formulated in DuraSolv® technology for the United States; and (ii) 25 mg, 50 mg, or 100 mg, of API formulated in OraSolv® technology for Europe; provided that the 50 mg dose is subject to successful validation pursuant to a mutually agreed upon development agreement. The Product definition shall be expanded to include a 12.5 mg DuraSolv® dose for Europe provided the Parties reasonably agree upon the terms and conditions of a development agreement outlining the activities and fees associated with such dose and the Parties reasonably agree to the royalty rate and price for the such product for Europe.

3.	Section 5.1(c) shall be deleted in its entirety and replaced with the following:

“Purchase order quantities shall be equivalent to the validated full batch size of the Product, Product samples, or Product placebos. The delivery quantity of tablets for trade shall not exceed a total of       ***       in any     ***           , unless otherwise agreed to by the Parties. Each purchase order shall be placed in accordance with the dosage combinations and full batch split ratios set forth in the final approved validation summary report and any of its approved amendments.

Alamo will compensate CIMA at the mutually agreed amount for validation activities as set forth in Amendment 1 Schedule B-1 under Stage V.

4.	Schedule B-1 added to the Agreement by Amendment #1 effective as of October 19, 2005 shall be amended (for purposes of clarification) by adding the phrase “at *** months” to the phrase “***” in the section entitled “***”.

5.	Schedule B-1 added to the Agreement by Amendment #1 effective as of October 19, 2005 shall be amended by replacing “$***” with “$***” and by replacing the first two paragraphs regarding *** with the following:

“***

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

***

***

***

***.”

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

6.	Schedule B-2 attached to this Amendment #2 shall be incorporated into the Agreement in its entirety and included for all purposes as if it formed part of Schedule B.

7.	Schedule F of the Agreement is hereby replaced by Schedule F attached to this Amendment #2.

8.	Unless otherwise set forth in this Amendment #2, all references to Sections or Appendices refer to Sections or Appendices of the Agreement.

9.	In the event of any conflict between this Amendment #2 and the Agreement, the terms of this Amendment #2 shall control.

10.	All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in two originals by their duly authorized representatives.

CIMA LABS INC.		AZUR PHARMACEUTICALS, LLC, a subsidiary of Avanir Acquisition Corp., a subsidiary of Avanir Pharmaceuticals

BY:	/s/ Raj K. Khankari	BY:	/s/ Randall Kaye

NAME:	Raj K. Khankari	NAME:	Randall Kaye

TITLE:	Gen. Mgr. + Vice President Global Drug Delivery Tech.	TITLE:	Chief Medical Officer

DATE:	April 6, 2007	DATE:	4/10/2007

Amended and Restated Development, License and Supply Agreement

Schedule B-2

***

1.	***

2.	***

3.	***

***

1.	***

a.	***

b.	***

c.	***

***

***

***

***

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Amended and Restated Development, License and Supply Agreement

Schedule F

Cost of Goods

Pursuant to Sections 5.1, 5.3 and 5.6, Alamo shall pay to CIMA for Product the amounts indicated on the following schedule in respect of CIMA’ s manufacturing obligations hereunder.

TRADE and SAMPLES (cost per tablet)

Potency	Total Cost (1) (2)		Packaging
12.5 mg	$	***	100 count bottles
25 mg	$	***	(3)
50 mg	$	***	(3)
100 mg	$	***	(3)

(1)	The cost per tablet does not include the cost of API. The parties acknowledge and agree that these prices are based upon one or two dose splits per batch. If Alamo would like CIMA to validate dose splits of more than two per batch, the parties will mutually agree upon an appropriate increase in these prices.
(2)	Per tablet costs will be adjusted annually each January 1st, commencing on January 1, 2007, but increases shall not exceed the PPI (Pharmaceutical) increase for the prior year.
(3)	Product using the OraSolv® technology packaged in blisters. Product using DuraSolv® technology packaged in 100 count bottles.

PLACEBOS (cost per tablet)

Placebo type	Total Cost (1)		Packaging
12.5 mg	$	***	100 count bottles
25 mg	$	***	(2)
50 mg	$	***	(2)
100 mg	$	***	(2)

(1)	The parties acknowledge and agree that these prices are based upon one or two dose splits per batch. If Alamo would like CIMA to validate dose splits of more than two per batch, the parties will mutually agree upon an appropriate increase in these prices.
(2)	Product using the OraSolv® technology packaged in blisters. Product using DuraSolv® technology packaged in 100 count bottles.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.